                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Rule 14a-11(c) to Rule 14a-12
________________________________________________________________________________

                     COMMUNITY BANK SHARES OF INDIANA, INC.
                (Name of Registrant as Specified in its Charter)
________________________________________________________________________________

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):
         [X] No Fee Required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.

          (1)  Title  of each  class of  securities  to  which  the  transaction applies:

          (2)  Aggregate number of securities to which the transaction applies:

          (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of the transaction:

          (5)  Total fee paid:

         [ ]  Fee paid previously with preliminary materials:

         [ ]   Check  box if any  part of the fee is  offset  as  provided  by
               Exchange  Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid  previously.  Identify the previous filing by registration  statement number, or the form or schedule and the date of its filing.

               1) Amount Previously Paid:
               _________________________________________________
               2) Form, Schedule or Registration Statement No.:
               _________________________________________________
               3) Filing Party:
               _________________________________________________
               4) Date Filed:
               _________________________________________________

________________________________________________________________________________

              COMMUNITY BANK SHARES OF INDIANA, INC.

                                         April 9, 2002

Dear Stockholder:

     You are cordially  invited to attend the Annual Meeting of  Stockholders of
Community  Bank Shares of Indiana,  Inc. The meeting will be held at the Koetter
Woodworking Forest Discovery Center, located in Starlight,  Indiana, on Tuesday,
May 21, 2002 at 1:00 p.m.,  Eastern  Daylight Time. The matters to be considered by  stockholders  at the  Annual  Meeting  are  described  in  the  accompanying materials.

     A buffet  lunch will be served from 11:30 a.m.  until  12:45  p.m.,  in the meeting  room,  so please  plan on  joining us for  something  to eat before the meeting begins.

     It is  important  that your  shares be  represented  at the Annual  Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return  it in the  envelope  provided,  even if you plan to  attend  the  Annual
Meeting. This will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Community Bank Shares of Indiana,
Inc., is greatly appreciated.

                                        Sincerely,

[GRAPHIC
OMITTED][GRAPHIC OMITTED]
                                        James D. Rickard
                                        President and Chief Executive Officer

________________________________________________________________________________
                                                                         1.

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                             101 West Spring Street
                            New Albany, Indiana 47150
                                (812) 944-2224

________________________________________________________________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on May 21, 2002

________________________________________________________________________________

     Community  Bank Shares of  Indiana,  Inc.  will hold its Annual  Meeting of
Stockholders  at the  Koetter  Woodworking  Forest  Discovery  Center,  which is located at 533 Louis Smith Road, Starlight,  Indiana, 47106, on Tuesday, May 21,
2002, at 1:00 p.m.,  Eastern  Daylight  time. The purposes of the Annual Meeting are:

(1)  To elect four directors for three-year terms;

(2)  To ratify the  appointment  by the Board of Directors of Crowe,  Chizek and
     Company  LLP, as the  Company's  independent  auditors  for the fiscal year ending December 31, 2002; and

(3)  To transact such other  business as may properly come before the meeting or any  adjournment of the meeting.  Management is not aware of any other such business.

     Stockholders  of  record  at the close of  business  on March 14,  2002 are entitled to notice of and to vote at the Annual  Meeting and at any  adjournment thereof.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                       Pamela P. Echols
                                       Secretary

New Albany, Indiana
April 9, 2002
________________________________________________________________________________
It is important that your shares be represented at the Annual Meeting regardless of the number you own. Even if you plan to be present,  please  complete,  sign, date and return the enclosed  proxy  promptly in the envelope  provided.  If you attend the meeting,  you may vote either in person or by proxy.  Any proxy given may be revoked by you in writing or in person at any time prior to its exercise.

________________________________________________________________________________
                                                                          2.

                    COMMUNITY BANK SHARES OF INDIANA, INC.
                     ____________________________________

                               PROXY STATEMENT
                     ____________________________________

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 21, 2002

     Our Annual Meeting of Stockholders will be held at the Koetter  Woodworking
Forest Discovery Center, located in Starlight, Indiana, on Tuesday, May 21, 2002 at 1:00 p.m., Eastern Daylight Time.

     We are sending you this proxy  statement  because the Board of Directors of
Community  Bank Shares of Indiana,  Inc. is  soliciting  your proxy to vote your shares at the Annual  Meeting.  This proxy statement is first being mailed on or about  April 9, 2002 to  stockholders  of record as of the close of  business on
March 14, 2002.

     As used in this proxy  statement,  the terms the "Company",  "we" and "our"
refer to Community Bank Shares of Indiana, Inc., an Indiana corporation.

                             VOTING INFORMATION

     Voting by proxy.  Stockholders  may vote at the Annual Meeting in person or by proxy.  You can vote your shares by proxy by signing,  dating and mailing the enclosed  proxy card.  If you use the enclosed  proxy card to vote,  your shares will be voted in accordance with the instructions you provide on the proxy card.
If you sign and return the proxy card without providing  contrary  instructions, your proxy will be voted

>>   for the nominees for director as described in this proxy statement, and
>>   for the ratification of the appointment of Crowe, Chizek and Company LLP as our independent accountants for 2002, and
>>   to  transact  such other  business as may  properly  come before the Annual
     Meeting,  in accordance with the best judgment of the persons  appointed as proxies.

The proxies being  solicited may be exercised only at the Annual Meeting and any adjournment  of the Annual  Meeting and will not be used for any other  meeting.

     Revoking a proxy. You may revoke or change your proxy at any time before it is exercised by (i) filing with the Secretary of the Company  written  notice of revocation (Pamela P. Echols, Secretary, Community Bank Shares of Indiana, Inc.,
101  W.  Spring  Street,   New  Albany,   Indiana  47150);   (ii)  submitting  a
duly-executed  proxy  bearing a later  date;  or (iii)  appearing  at the Annual
Meeting and giving the Secretary notice of your intention to vote in person.

     Voting  rights.  Only  stockholders  of record at the close of  business on
March 14,  2002 will be  entitled  to vote at the Annual  Meeting.  On March 14,
2002,  there were  approximately  2,467,694  shares of Common  Stock  issued and
outstanding,   and  the  Company  had  no  other  class  of  equity   securities
outstanding.  Each share of Common  Stock is  entitled to one vote at the Annual
Meeting on all matters  properly  presented at the meeting.  Stockholders of the
Company are not permitted to cumulate their votes for the election of directors.

     Quorum and votes required. The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to  constitute  a quorum at the  Annual  Meeting.  Directors  are  elected  by a plurality of the votes cast at the Annual Meeting.  The four nominees  receiving the most votes will be elected directors. The proposal to ratify the appointment of the Company's independent auditors will be approved if the votes cast for the proposal exceed the votes cast against the proposal at the Annual Meeting.

________________________________________________________________________________
                                                                         3.

     Abstentions  will be counted for purposes of determining  the presence of a quorum at the  Annual  Meeting.  Abstentions  and broker  non-votes  will not be counted  as votes  cast  and,  thus,  will  have no  effect  on the vote for the election  of  directors  or  the  proposal  to  ratify  the  appointment  of our independent auditors.

                 INFORMATION ABOUT THE NOMINEES FOR DIRECTOR,
                      DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

     Our Articles of Incorporation  provide for a classified Board of Directors.
The Board of  Directors  is  divided  into three  classes  which are as equal in number as possible. The directors in each class serve for a term of three years, and one class is elected annually.  At the Annual Meeting,  you will be asked to elect four directors for a term to expire at the annual meeting of  stockholders to be held in 2005.

     George M. Ballard,  Dale L. Orem,  James D. Rickard,  and Steven R. Stemler
are currently serving as directors in the class whose term expires at the Annual
Meeting,  and they have been  nominated  for election as directors at the Annual
Meeting for a term extending until our 2005 annual  stockholders'  meeting.  Mr.
Ballard was  appointed by the board of directors  and became a director in June,
2001. Each of the nominees has agreed to serve as a director if elected.  Unless otherwise  directed,  each proxy executed and returned by a stockholder  will be voted for the  election  of these  nominees.  If any of them should be unable or unwilling to stand for election at the time of the Annual  Meeting,  the proxies may vote for a replacement nominee recommended by the Board of Directors, or the
Board of  Directors  may  reduce the  number of  directors  to be elected at the
Annual Meeting.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

Nominees and Directors

     The following biographies show the age and principal occupations during the past five years of each of the nominees for  director  and each  director  whose term  continues  beyond  the  Annual  Meeting.  The  biographies  also  show any directorships  held with any other public company or any  registered  investment company,  and tenure as a director of our subsidiary banks. Ages are shown as of
March 7, 2002.

     Each of the  directors is also a director of one or more of our  subsidiary banks,  Community Bank of Southern Indiana ("Community Bank"),  Heritage Bank of
Southern Indiana ("Heritage Bank") and/or Community Bank of Kentucky.

        Nominees for Director for Three-Year Terms Expiring in 2005

George M. Ballard (Age 53)
>>   Director of the Company since 2001.
     >>   Director of Community Bank of Kentucky since 1998.
>>   Partial owner of TEBCO, Inc., a farming and real estate  partnership,  from
     1971 until 2001.
>>   Partial  owner of  Ballard  Brothers,  Inc.,  a  farming  and  real  estate partnership, from 1998 until 2001.

Dale L. Orem (Age 63)
>>   Director of the Company since 1997.
     >>   Chairman of the Board of Heritage Bank since its formation in 1996.
>>   Former mayor of Jeffersonville, Indiana.
>>   Retired member of the officiating team for the National Football League.
>>   Owner,  Director,  and President of The Locker Room, a sporting goods store located in Jeffersonville,  Indiana.  Director,  Integrity Capital Corp. of
     Indiana.

________________________________________________________________________________
                                                                         4.

James D. Rickard (Age 48)
>>   Director, President and Chief Executive Officer of the Company since 2000.
     >>   Director and President of Community Bank since 2000.
     >>   Director of Heritage Bank since 2000.
     >>   Director of Community Bank of Kentucky since 2000.
>>   Formerly  Director,  President and Chief  Executive  Officer of the Corbin,
     Kentucky office of Union Planters Bank (previously  known as First National
     Bank of Corbin and Southeast Bancorp.)

Steven R. Stemler  (Age 41)
>>   Director of the Company since 1997.
     >>   Director of Heritage Bank since 1996.
>>   President  and 50% owner of  Stemler  and Sons,  Inc.,  a  plumbing  supply business located in Jeffersonville, Indiana.

The Board of Directors recommends that you vote FOR election of the nominees for director.

          Members of the Board of Directors Continuing in Office

                  Directors Whose Terms Expire in 2003

James W. Robinson (Age 67)
>>   Director of the Company  since its  formation  in 1994,  having  previously served as a director of Community Bank Shares, MHC from 1991 to 1995.
     >>   Director of Community Bank since 1987.
>>   Chairman  of the  board  and  director  of  Caldwell  Tanks,  Inc.,  a tank manufacturer, since 1986.

Timothy T. Shea  (Age 58)
>>   Director of the Company  since its  formation  in 1994,  having  previously served as a director of Community Bank Shares, MHC from 1991 to 1995.
     >>   Director of Community Bank since 1986.
>>   Formerly president and chief operating officer of Vermont American Corp., a manufacturer  and  marketer  of power  tool  accessories  and home  storage products located in Louisville, Kentucky, retired April 1, 2001.
>>   Partner in Shea and Young, a real estate investment  company located in New
     Albany, Indiana, since January, 1993.

Gordon L. Huncilman  (Age 45)
>>   Director of the Company since 1997.
     >>   Director of Community Bank since 1994.
>>   Associated  with Bert R. Huncilman  &  Son,  Inc., a  manufacturing company  located in New  Albany,  Indiana,  since  1978,  most  recently as
     President.
>>   Director of Rauch, Inc., since September, 1997.

                           Directors Whose Terms Expire in 2004

Robert J. Koetter, Sr. (Age 69)
>>   Director of the Company  since its  formation  in 1994,  having  previously served as a director of Community Bank Shares, MHC from 1991 to 1995.
     >>   Director of Community Bank since 1990.
>>   An owner and  majority  stockholder  of the Koetter  Construction  Company,
     Floyds Knobs, Indiana, since 1955.

________________________________________________________________________________
                                                                         5.

Gary L. Libs (Age 50)
>>   Director of the Company  since its  formation  in 1994,  having  previously served as a director of Community Bank Shares, MHC from 1991 to 1995.
     >>   Director of Community Bank since 1989.
>>   President  and chief  executive  officer of Libs Paving Co.,  Inc.,  Floyds
     Knobs, Indiana since 1972.

Kerry M. Stemler (Age 44)
>>   Director of the Company since 1997.
     >>   Director of Community Bank since 1994.
>>   President and sole owner of KM Stemler Co., Inc., a  construction  company, located in New Albany, Indiana, since 1981.
>>   50% owner of KM Stemler  Trucking,  Inc.,  which is located in New  Albany,
     Indiana.

C. Thomas Young (Age 58)
>>   Chairman of the Board of the Company  since its  formation in 1994,  having previously  served as a director and the chairman of Community Bank Shares,
     MHC from 1991 to 1995.
     >>   Director  (since  1985)  and  Chairman  of the Board  (since  1991) of
          Community Bank.
     >>   Director of Heritage Bank since its formation in 1996.
     >>   Director of Community Bank of Kentucky since 1998.
>>   Partner in the law firm of Young,  Lind, Endres &  Kraft,  attorneys at law, New Albany, Indiana (which serves as our general counsel), since 1968.
>>   Partner in Shea and Young, a real estate investment  company located in New
     Albany, Indiana, since January 1993.

     Kerry M. Stemler and Steven R. Stemler are cousins. As discussed at page 13 below, Mr. Rickard serves as our President and Chief Executive  Officer pursuant to an employment agreement.  Our employment agreement with Mr. Orem, pursuant to which he acts as chairman of our subsidiary, Heritage Bank, is discussed at page
14.

Board Meetings and Committees

     Regular  meetings  of the Board of  Directors  of the Company are held on a monthly basis. The Board of Directors of the Company held a total of 15 meetings during the year ended December 31, 2001. All of the directors  attended at least
75% of all the meetings of the Company Board of Directors and the  committees on which they served during the year ended December 31, 2001, with the exception of
Robert Koetter, who attended 73%.

     The Board of Directors of the Company has a standing  Executive  Committee,
Audit  Committee  and  Compensation  Committee.  The  following  table shows the current membership of these Board committees:

                                Executive            Audit          Compensation

   George M. Ballard                                   X
   Gordon L. Huncilman                                 X
   Robert J. Koetter, Sr.
   Gary L. Libs                     X                  X                   X
   Dale L. Orem
   James D. Rickard                 X
   James W. Robinson                                   X                   X
   Timothy T. Shea                  X                  X                   X
   Kerry M. Stemler                 X                  X                   X
   Steven R. Stemler                                   X
   C. Thomas Young                  X                                      X

________________________________________________________________________________
                                                                          6.

     The  Executive  Committee  has the  authority to exercise the powers of the
Board of Directors of the Company in the intervals between meetings of the Board and meets as necessary to oversee the  business of the  Company.  The  Executive
Committee met 2 times in 2001.

     The Audit Committee is composed  entirely of directors who are independent, as  defined  in Rule  4200(a)(14)  of the  National  Association  of  Securities
Dealers' Listing  standards.  The Audit Committee assists the Board of Directors
in  overseeing  the  integrity  of  the  Company's  financial  statements,   its
compliance  with legal and  regulatory  requirements  and the  independence  and performance of its internal and external  auditors.  The specific  functions and responsibilities  of the Audit  Committee  are set forth in the Audit  Committee
Charter,  which  has been  adopted  by the  Board  of  Directors  for the  Audit
Committee. The Audit Committee met 6 times during 2001.

     The Compensation Committee is responsible for establishing the compensation and compensation policies for key executive officers. The Compensation Committee met 4 times in 2001.

     The Company has not established a nominating committee. Those functions are performed by the full Board of  Directors.  The Board of Directors met 1 time in its capacity as the  nominating  committee  during 2001.  The Board of Directors will consider nominees  recommended by stockholders.  A stockholder  desiring to submit such a  recommendation  to the Board of  Directors  should  send  written notice of the  recommendation  to the  Secretary of the Company at the Company's
principal executive offices.

     Article  VII.D.  of our Articles of  Incorporation  contains the procedures that must be followed for nominations of directors.  Nominations may be made by, or at the direction of, a majority of the Board of Directors or by a stockholder entitled to vote at the annual  meeting.  To nominate a person for election as a director who is not being  nominated by the Board of  Directors,  a  stockholder must comply with the prior notice procedures  contained in Article VII.D. of our
Articles of  Incorporation.  These procedures are discussed at page 16 under the heading "Stockholder Proposals and Nominations".

Report of the Audit Committee

     The Audit  Committee of the Board of Directors  has furnished the following report:

          The Audit Committee assists the Board in overseeing and monitoring the integrity  of  the  Corporation's  financial  reporting  process,  its compliance with legal and regulatory  requirements  and the quality of
          its   internal   and   external   audit   processes.   The   role  and
          responsibilities  of the  Audit  Committee  are set forth in a written
          Charter  adopted by the Board.  The Audit  Committee  will  review and reassess the Charter  annually and recommends any changes to the Board for approval.

          Management  is  responsible  for  the  preparation  of  the  Company's financial statements. The independent auditors are responsible for the audit of the financial statements.  The Audit Committee is responsible for overseeing the Company's overall financial  reporting process.  In fulfilling  its  responsibilities  for the  financial  statements  for fiscal year 2001, the Audit Committee:

          >>   Reviewed and discussed the audited  financial  statements for the fiscal year ended  December 31, 2001 with  management  and Crowe,
               Chizek and Company LLP, the Company's independent auditors at the time of the audit.

          >>   Discussed with Crowe, Chizek and Company LLP the matters required to be  discussed  by  Statement  on  Auditing  Standards  No.  61 relating to the conduct, scope and results of the audit; and

          >>   Received  written  disclosures and the letter from Crowe,  Chizek and  Company  LLP  regarding  its  independence  as  required  by
               Independence Standards Board Standard No. 1.
________________________________________________________________________________
                                                                          7.

     The Audit  Committee  discussed  with  Crowe,  Chizek and Company LLP their independence.  The  Audit  Committee  also  discussed  with  management  and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit  function's  organization,  responsibilities,  budget and staffing.  The Committee  discussed  with the  independent  auditors their audit plans, audit scope and identification of audit risks.

     Based on the Audit Committee's  review of the audited financial  statements and  discussions  with  management and Crowe,  Chizek and Company LLP, the Audit
Committee  recommended  to the Board of  Directors  that the  audited  financial statements  be  included  in the  Company's  Annual  Report on Form 10-K for the
fiscal year ended  December 31, 2001 for filing with the Securities and Exchange
Commission.

                            AUDIT COMMITTEE
            Timothy T. Shea, Chairman         Gary L. Libs
            George M. Ballard                 James W. Robinson
            Gordon L. Huncilman               Steven R. Stemler
            Kerry M. Stemler

Executive Officers Who Are Not Directors

     Set forth below is  information  about our  executive  officers  who do not serve as directors,  including  their business  experience for at least the past five years and their  ages as of March 1,  2002.  Officers  of the  Company  are elected  annually  by the  Board of  Directors  for a term of one year and until their successors are elected and qualify.

     George (Gray) Ball,  age 62, is a Senior Vice  President of the Company,  a
position he has held since 1998. He has been in the financial  services industry for 34 years,  and joined the Company on December 30,  1997.  Mr. Ball served as
Vice President,  Commercial  Loans,  Regional Loan Manager for PNC Bank prior to joining the Company.

     Paul Chrisco, age 33, was appointed Senior Vice President,  Chief Financial
Officer in 2001.  Previous to that time, he was Vice President,  Chief Financial
Officer of the Company from 2000 to 2001, Chief Accounting  Officer from 1999 to
2000 and  Controller  from 1997 to 1999. He was employed as Controller at AmBank
Indiana before joining the Company.

     Patrick Daily, age 42, has served as President, Chief Executive Officer and a director of  Heritage  Bank since  1998,  and served as Senior Vice  President prior to that date, from 1997 to 1998. He was appointed as Senior Vice President of the Company in  September,  1999.  Mr. Daily was employed as Vice  President,
Commercial Lending, at PNC Bank before joining the Company.

     Stanley L. Krol,  age 51, served as a Senior Vice  President of the Company until his  departure on October 31, 2001.  Prior to joining the Company on March
18, 1996, he was the Chief Operating Officer of Indiana Federal Bank.

     Robert  McIlvoy,  age 41, is a Senior  Vice  President  of the  Company,  a
position he has held since 2001.  Prior to joining the Company,  he was employed by Fifth Third Bank as an Assistant Vice  President and Banking Center  Manager.
He was employed by Technical  Search and  Recruiters  as an executive  recruiter from 1995 until  2000.  Mr.  McIlvoy  served as a Vice  President  and  Regional
Manager at PNC Bank until his departure from there in 1995.

     M. Diane  Murphy,  age 52, is a Senior Vice  President  of the  Company,  a
position she has held since 1996. She served as Vice President of Community Bank from 1989 until  November  1994,  and as Senior Vice President of Community Bank
from  November  1994  until  April 2000 when she became  Chief  Human  Relations
Officer. Ms. Murphy has been affiliated with Community Bank since 1967.

 Section 16(a) Beneficial Ownership Reporting Compliance

     Section  16(a)  of  the  Securities  Exchange  Act  of  1934  requires  the directors,  executive officers,  and persons who own more than 10% of our Common
Stock  (currently  there are no such  persons)  to file with the Company and the
Securities and Exchange  Commission  initial reports of ownership and reports of changes in ownership of any equity  securities of the Company.  During 2001, the
Company  believes  all report  forms  required by Section  16(a) were filed on a timely basis with the exception of the following filing:

________________________________________________________________________________
                                                                          8.

    C. Thomas Young made one late filing on Form 4 covering two transactions.

Stock Ownership by Directors and Executive Officers

     The following  table shows,  as of March 1, 2002,  the amount of our Common
Stock that is  beneficially  owned by the members of the Board of Directors  and the executive officers of the Company named in the Summary Compensation Table on page 11 and by the directors  and executive  officers of the Company as a group.
To our  knowledge,  no person  was the  beneficial  owner of more than 5% of the issued and outstanding Common Stock as of that date.

                                                   Common Stock Beneficially
Name of Beneficial Owner                          Owned as of March 1, 2002 (1)
________________________________________________________________________________

                                No.
Directors                       Currently Owned                          %

George M. Ballard                  4,952                                  *
Gordon L. Huncilman                3,379(2)                               *
Robert J. Koetter, Sr.            57,326(3)                               2.32%
Gary L. Libs                      72,131(4)                               2.92%
Dale L. Orem                       7,490(5)                               *
James D. Rickard                  10,350(6)                               *
James W. Robinson                 45,600                                  1.85%
Timothy T. Shea                   50,209(7)                               2.03%
Kerry M. Stemler                  21,885(8)                               *
Steven R. Stemler                  1,950(9)                               *
C. Thomas Young                   65,727(10)                              2.66%

Total of all directors and
executive officers as a
group (17 persons)               388,239                                 15.73%

_________________________

*    Represents less than 1% of the outstanding Common Stock.

(1)  For purposes of this table,  a person is  considered  to  beneficially  own shares of Common Stock if he directly or  indirectly  has or shares  voting power,  which  includes  the power to vote or to direct  the  voting of the shares, or investment power,  which includes the power to dispose or direct the disposition of the shares, or if he has the right to acquire the shares under  options  which are  exercisable  currently  or within 60 days.  Each person named in the above table has sole voting  power and sole  investment power with respect to the indicated shares unless otherwise noted. A person is  considered  to have  shared  voting and  investment  power over  shares indicated  as being  owned by the  spouse or the IRA of the  spouse of that person.

(2)  Includes 1,862 shares held in Mr. Huncilman's IRA, and 1,517 shares held in his spouse's IRA.

(3)  All of such shares are owned jointly by Mr. Koetter and his spouse.

(4)  Includes 14,805 shares owned jointly by Mr. Libs and his spouse.

(5)  Includes  1,900 shares owned jointly by Mr. Orem and his spouse,  and 4,500 shares Mr. Orem has the right to acquire  under vested  stock  options that
     Mr. Orem has not exercised.

________________________________________________________________________________
                                                                          9.

(6)  Includes 1,350 shares that are owned jointly by Mr. Rickard and his spouse, and 9,000  shares Mr.  Rickard has the right to acquire  under vested stock options that Mr. Rickard has not exercised.

(7)  Includes 13,759 shares owned jointly by Mr. Shea and his spouse.

(8)  Includes  12,676  shares  owned  jointly by Mr.  Kerry M.  Stemler  and his spouse, 3,202 shares held in Mr. Stemler's IRA and 2,007 shares held in his spouse's IRA.

(9)  All of such  shares are owned  jointly  by Mr.  Steven R.  Stemler  and his spouse.

(10) Includes  1,360  shares owned  jointly by Mr. Young and his spouse,  19,374 shares held in Mr.  Young's IRAs,  200 shares held in his spouse's IRA, and
     7,500 shares of vested stock options that Mr. Young has not exercised.

Messrs. Young, Robinson, and Shea serve as trustees of the Community Bank Shares of Indiana,  Inc.  Employee  Stock  Ownership  Plan (ESOP).  Under the ESOP, the
trustees  must vote all shares  held in the ESOP which  have been  allocated  to participating  employees'  accounts in accordance  with the  instructions of the participating  employees,  and allocated  shares for which employees do not give instructions,  and  unallocated  shares,  will be voted in the same ratio on any matter as to those shares for which instructions are given.

Report of the Compensation Committee

     The  Compensation  Committee of the board of directors  has  furnished  the following report:

          The  Compensation  Committee's  goal is to  establish  a  compensation package, consisting of salary, bonus, stock options and other employee benefits  that is  competitive  in the  marketplace  and  provides  an incentive  to meet and exceed  individual  and  corporate  performance goals. The Compensation Committee is also responsible for the awarding of stock  grants  and  options  under  the  Community  Bank  Shares of
          Indiana, Inc. Stock Incentive Plan, which was adopted in 1997.

          In determining senior management  compensation levels,  including base salaries and performance bonuses, the Compensation  Committee reviewed the performance of each senior officer against various  objectives and
          financial  performance  targets  such  as:  income,   expenses,  asset
          quality, operating margins, return on assets and return on equity. The
          Committee  places  significant  weight on the  recommendations  of the
          Chief  Executive  Officer,  however,  the  Committee  also  recognizes additional  factors  such as  salaries  paid by peers,  attainment  of non-financial  corporate  objectives,  the retention of highly skilled management,  and other factors which act to contribute to  shareholder value. Economic conditions and peer group compensation surveys provide additional information to support the compensation planning process.

          Base salary  levels are  intended  to be  consistent  with  comparable financial  institutions  in the Company's  peer group,  subject to the
          Company's financial  performance.  The level of any salary increase is based upon an executive's job performance over the year in conjunction with Company goals of profitability and growth.  Discretionary  annual performance  bonuses have been paid based upon the Company's financial
          performance  in  prior  years  and  the   executive's   abilities  and
          contributions  to the  Company's  financial  success.  No bonuses were earned for calendar year 2001.

          Mr.  Rickard's  salary as Chief  Executive  Officer was determined and negotiated  by the  Compensation  Committee at the time of his hiring, and he was awarded a $20,000 sign-on bonus,  $10,000 which was payable immediately  and  $10,000  which  was paid in 2001.  Based on  overall individual performance,  and not based on any measurement of corporate performance,  Mr. Rickard's salary was increased to $200,000 effective
          January 1, 2001.  Mr.  Rickard was also  issued a stock  option in the amount of 4,000 shares of stock on August 28, 2001,  with 1,000 of the shares vesting immediately.

                         COMPENSATION COMMITTEE
         Timothy T. Shea, Chairman        James W. Robinson, Vice Chairman
         Gary L. Libs                     C. Thomas Young
         Kerry M. Stemler

________________________________________________________________________________
                                                                          10.

Executive Compensation

Summary Compensation Table

     The following table summarizes  compensation  information for the President and Chief Executive  Officer of the Company.  No other executive  officer of the
Company had total compensation during 2001 that exceeded $100,000.

                                                                 Long Term Compensation
                                                                        Awards
                                                                 Restricted      Shares        All Other
Name and                                  Salary       Bonus     Stock Awards    Underlying    Compensation
Principal Position           Year          ($)          ($)          ($)         Options (#)       (1)
____________________________________________________________________________________________________________
James D. Rickard             2001       200,000       10,000                      4,000           4,298
President and                2000        71,153(2)    10,000                     12,000           4,163
Chief Executive
Officer

(1)  Consists of amounts  allocated,  accrued or paid by the Company pursuant to the  Company's  Profit  Sharing  401(k)  Plan.  The  amount  of "All  Other
     Compensation" for Mr. Rickard represents  relocation expenses  ($1,216.70), life insurance and long-term  disability  premiums  ($2,403.20 and $543.10, respectively),  for calendar year 2000.  Calendar year 2001, life insurance and long-term disability premiums ($3,755.00 and $543.10, respectively.)

(2)  This salary was paid to Mr. Rickard from June through December, 2000.

     The following table provides  information  concerning stock options granted
to  the  officers  named  in  the  above  summary   compensation   table  during
2001pursuant to the Company's Stock Incentive Plan. No stock appreciation rights were granted during the last fiscal year.

                                    OPTION GRANTS IN THE LAST FISCAL YEAR

                               Number of         % of Total                                              Potential Realized Value at
                               Shares            Options                                                 Assumed Annual Rates of Stock
                             Underlying        Granted to                                              Price Appreciation for Option
                               Options           Employees in    Exercise Price     Expiration           Term
Name                           Granted (#)       Fiscal Year     ($/share)          Date                 5%           10%
_______________________________________________________________________________________________________________________________________
James D. Rickard               4,000             21%             15.50              (1)                  3,100(2)     6,200(2)

(1)  This option,  granted  pursuant to the Stock Incentive Plan, is exercisable as follows:  1,000 shares vested  immediately August 28, 2001, 1,000 shares vest August 28, 2002,  1,000 shares vest August 28, 2003, and the remaining
     1,000 vest August 15, 2004.  vested  options may not be exercised more than
     (i) ten years  from the date of the grant of the  option or (ii)  three (3)
     months  after the date on which the  optionee  ceases to be employed by the
     Company and all subsidiary companies, unless such period is extended by the board of directors or the plan  committee at any time in its  discretion in accordance  with the plan,  and may be  exercised  during such term only in accordance with the plan and the terms of the agreement.

(2)  Potential  realizable  values calculated based upon the market price of the underlying securities on the date of grant of $15.50.

     The following table provides information about the unexercised options held at  December  31,  2001 by the  executive  officer  named in the  above  summary compensation  table. Mr. Rickard did not exercise any options during 2001 and he did not hold or exercise stock  appreciation  rights  ("SARS")  during 2001. The value of the unexercised  options is calculated based on the difference  between the exercise prices ($13.50 per share and $15.50 per share) and the price of the
Common  Stock as of December 31, 2001 as reported by the Nasdaq Small Cap Market automated quotation system ($15.60).

                                        FISCAL YEAR-END OPTION VALUE
                                        ____________________________

Name                    Number of Shares Underlying             Value of Unexercised In-the Money
                        Unexercised Options at FY-End           Options at FY-End
                        Exercisable/Unexercisable               Exercisable/Unexercisable
__________________________________________________________________________________________________
James D. Rickard        9,000/7,000                             $16,900/$8,700

________________________________________________________________________________
                                                                          11.

Compensation of Directors

     Each  director of the Company,  with the  exception of James D. Rickard and
Dale L. Orem,  receives  compensation  of $600 for  attendance at each regularly scheduled  meeting  of the Board of  Directors  and $250 for  attendance  at any specially  called  board  meeting or any  meetings of a  committee  on which the director  serves.  Each  director  also  receives  fees  in a  like  amount  for attendance  at any  meetings of the boards of  directors  or  committees  of our subsidiary banks on which the director serves.  The Chairman of the Board of the
Company receives an additional fee of $6,000 per month. The Vice Chairman of the
Board of the Company  receives an additional fee of $200 per month  providing he has attended the monthly Company board meeting.

     C. Thomas Young serves as Chairman of the board of directors,  however,  he is not an employee of the Company.  In 2001,  Mr. Young  received  chairman fees totaling $72,000 ($6,000 per month), committee fees in the amount of $2,000, and board fees  totaling  $25,600  for  service as a director of the Company and our subsidiary banks. Mr. Young is a partner in the law firm of Young,  Lind, Endres
&  Kraft.  Fees paid by the Company to Young,  Lind,  Endres & Kraft are reported  on  page  14  under  Compensation  Committee  Interlocks  and  Insider
Participation.  Timothy T. Shea,  the Vice  Chairman of the Board of  Directors,
received  $2,400 in fees as Vice Chairman of the board of  Directors,  committee fees in the amount of $3,750,  and board fees totaling  $12,300 for service as a director of the Company and one of our subsidiary  banks. He, as Chairman of the
Audit Committee of the Company and of Community Bank of Southern  Indiana,  also receives $100 each time that the Audit  Committees  meet and he is in attendance at the meeting.

Defined Benefit Pension Plan

     The  Company  made  available  to all  employees  of the  Company  and  its affiliates who had attained the age of 21 and completed one year of service with the Company or its affiliates,  a defined benefit non-contributory pension plan.
The plan was frozen effective August 31, 1997 and it was terminated for purposes of prospective eligibility. James D. Rickard is not a participant in this plan.

     The following table sets forth estimated  annual benefits payable to a plan participant born in 1940, upon retirement at age 65 under the Company's  Pension
Plan based upon various levels of compensation and years of service.

                                     Years of  Service
                                     _________________

          Salary          10         15          20           25          30

          $ 20,000     $ 3,000    $ 4,500     $ 5,250      $ 6,000     $ 6,750

          $ 30,000     $ 4,500    $ 6,750     $ 7,875      $ 9,000     $10,125

          $ 50,000     $ 7,825    $11,738     $13,775      $15,813     $17,850

          $ 75,000     $13,200    $19,800     $23,588      $27,375     $31,163

          $100,000     $18,575    $27,863     $33,400      $38,938     $44,475

          $150,000     $29,325    $43,988     $53,025      $62,063     $71,100

The  indicated  amounts in the above table  assume that  participants  elect the normal retirement form of benefit.  Also, the amounts do not reflect the minimum benefit  that would affect only those  participants  who were in the plan before
1994 and whose earnings before 1994 exceeded $150,000.

     Benefits are generally  payable  under the Pension Plan upon  retirement at age 65 based upon an average of an employee's  five highest  consecutive  annual amounts of salary,  subject to  deduction  for social  security or other  offset amounts.  The Pension Plan provides for an early retirement  option with reduced benefits for eligible participants who exceed 55 years of age. Employee benefits vest 100% after six years of service. No contribution has been made since 1998.

________________________________________________________________________________
                                                                          12.

     At the time of the acquisition,  Community Bank of Kentucky participated in a  multi-employer  defined  benefit plan which was fully funded,  with no future funding by Community Bank of Kentucky.  Future  enrollment and benefit  accruals under the  defined  benefit  plan were frozen in  calendar  year 1998.  Existing excess  funding  will be  divided  among and  become a part of  benefits  to the eligible participants.

Employment and Retirement Agreements

     James D.  Rickard  Employment  Agreement.  The  company  has an  employment agreement,  dated  July 26,  2000  with  James D.  Rickard  pursuant  to  which, beginning  August 15, 2000, he is employed as our President and Chief  Executive
Officer.  The employment agreement has an initial term of two years, and will be extended each year for an additional year on each annual anniversary of the date of the  employment  agreement  such that at any time the  remaining  term of the agreement  will be from one to two years,  unless  either party shall notify the other of its intention to stop such extensions. Mr. Rickard's salary is $200,000 with a sign-on bonus paid in 2001 in the amount of $10,000.

     During the term of the  employment  agreement,  Mr.  Rickard is entitled to participate  in and  receive the  benefits  of any  pension or other  retirement benefit plan, profit sharing, stock option,  employee stock ownership,  or other plans,  benefits  and  privileges  given  to  employees  and  executives  of the employer,  including life, medical, dental and disability insurance coverage, to the extent commensurate with his then duties and  responsibilities,  as fixed by the Board of Directors.

     During the term of the  Agreement,  the Employer  shall obtain and maintain term life  insurance  for Mr.  Rickard  with a death  benefit of a least two (2)
times Mr. Rickard's base salary, up to a maximum benefit of $500,000,  with such beneficiary as determined by Mr. Rickard.

     During  the term of the  agreement,  the  Employer  must also  provide  Mr.
Rickard  with  additional   coverage  for  supplemental   long  term  disability
insurance.

     We have the  right,  at any time  upon  prior  notice  of  termination,  to terminate Mr. Rickard's employment for any reason,  including without limitation termination for cause, disability or retirement,  and Mr. Rickard has the right, upon prior notice of termination, to terminate his employment for any reason.

     We may terminate our employment  agreement with Mr. Rickard with or without cause.  Mr. Rickard will be entitled to the following  severance  benefits under the  employment  agreement  if, prior to a Change in Control of the Company,  we
terminate  his  employment   agreement  without  cause,  or  he  terminates  his
employment  because we have  materially  breached the  employment  agreement and failed to cure the  material  breach  within  fifteen  (15)  days  after we have received  written  notice  of the  breach:  we  will be  required  to pay to Mr.
Rickard, in equal monthly installments  beginning with the first business day of the month  following the date of termination,  a cash severance  amount equal to the Base Salary which Mr.  Rickard would have earned over the remaining  term of his agreement as of his date of termination and continued  participation  in our group  insurance,  life insurance,  health and accident and disability  plans in which Mr. Rickard was entitled to  participate in immediately  prior to the date of termination.  Should Mr. Rickard be prohibited by the terms of the plan or by the  employer  for legal or other bona fide  reasons,  or during such period any such plan,  program or agreement is discontinued or the benefits  thereunder are materially reduced for all employees,  we will be required to arrange to provide
Mr. Rickard with benefits substantially similar to those which Mr. Rickard would have received had his employment  continued throughout such period to the extent such benefits can be provided at a commercially  reasonable  cost;  otherwise we must pay Mr.  Rickard  that portion of the premiums or other costs of such plans allocable  to Mr.  Rickard  in year  prior  to the date of  termination  for the expiration of the remaining term of his  employment  contract or the date of the executive's full-time employment by another employer.

     A Change in Control is  generally  defined in the  employment  agreement to have  occurred  if:  (i)  there is a  change  of  control  of 25% or more of the
Company's  outstanding  voting securities and (ii) a change in a majority of the directors of the Company occurs during any two-year  period without the approval of at least  two-thirds of the persons who were  directors of the Company at the beginning of such period.

     Dale Orem Employment  Agreement.  We also have an employment  contract with
Dale Orem,  the chairman of Heritage  Bank.  Mr. Orem's salary for calendar year
2001 was $85,000.  Mr. Orem's  employment  agreement was issued on June 19,

________________________________________________________________________________
                                                                          13.

1995 and automatically  renews every three years until 2003. Mr. Orem's employee agreement also entitles him to his vested  benefits under the Company's  defined benefit plan and a supplement of $500 per month for life.

     Retirement  Agreements.  Robert E. Yates,  Chief  Executive  Officer of the
Company,  Community Bank, and Heritage Bank, retired effective May 26, 1998. Mr.
Yates  entered  into a five  (5) year  Retirement  Agreement  with  the  Company pursuant to which he receives compensation in the amount of $50,000 per year.

     The Company  entered  into a three (3) year  retirement  agreement  with Al
Bowling,  retired  CEO of  Community  Bank  of  Kentucky,  upon  acquisition  of
Community  Bank of  Kentucky,  under  which Mr.  Bowling is  entitled to receive
$83,333 per year for a term of three years.  This agreement  expired July, 2001.
In addition,  Mr. Bowling entered into a supplemental  retirement plan with a 10 year term and a monthly benefit in the amount of $822, or $9,864 annually, and a director's  retirement  agreement  with a 10 year term and a monthly  benefit of
$700 or $8,400 annually.

     Michael L. Douglas' employment agreement expired on May 20, 2001. Under his employment  agreement,  Mr.  Douglas and his spouse are  entitled to health care benefits  under our group  health plan,  at no cost to him or his spouse,  until they qualify for coverage under Medicare.

Compensation Committee Interlocks and Insider Participation

     The law firm of Young,  Lind, Endres & Kraft provides legal services to the  Company.  C.  Thomas  Young,  the  Chairman of the Board of the Company and
Community Bank, is a partner in Young,  Lind,  Endres &  Kraft. Fees paid by the Company to Young,  Lind,  Endres &  Kraft  totaled  $20,952 in 2001.  In addition,  Young,  Lind, Endres &  Kraft,  from time to time,  renders legal services in connection with loans extended by our subsidiary banks, the fees for which were paid by the borrowers.  Fees for these services paid by our borrowers to the law firm along with filing fees,  title  insurance fees, etc. during 2001 totaled $258,789.

     Kerry M.  Stemler,  a director of the Company and  Community  Bank,  is the owner of KM Stemler Co., Inc., a construction  firm. Fees paid by the Company to
KM Stemler Co., Inc.  totaled  $327,392 in 2001 for maintenance and improvements to the Community Bank headquarters building,  construction of the Community Bank headquarters  drive-through  teller  facility,  improvements  made  to  a  local
elementary  school  on  behalf  of  Community  Bank  as  a  community   project,
installation  of signage at the various  banking  centers,  and  painting of the
Heritage Bank main office.  The Company  anticipates paying KM Stemler Co., Inc.
$103,300 in 2002, for  renovations  that are currently  being done to one of the banking centers.

     In  addition,  as discussed in the  following  paragraph,  directors of the
Company,  including the members of the Compensation  Committee (C. Thomas Young,
James W. Robinson,  Timothy T. Shea, Kerry M. Stemler,  and Gary L. Libs),  have loans  that  were  made  in the  ordinary  course  of  business,  were  made  on substantially the same terms, including interest rates and collateral,  as those prevailing at the time for  comparable  transactions  with other persons and did not  involve  more  than  the  normal  risk of  collectivity  or  present  other unfavorable features.

Indebtedness of Management

     During 2001 some of the  directors  and officers of the Company,  and other persons and entities with which they are affiliated,  were customers of, and had in the ordinary  course of business  banking  transactions  with,  the Company's subsidiary  banks.  All  loans  included  in  such  transactions  were  made  on
substantially   the  same  terms,   including   interest  rates  and  collateral
requirements,  as those prevailing at the time for comparable  transactions with other persons and, in the opinion of  management,  did not involve more than the normal risk of  collectibility  or present  other  unfavorable  features.  As of
December 31, 2001, 19 of the Company or its banking  subsidiaries  directors and executive  officers  and their  related  parties had a year end  aggregate  loan balance that  exceeded  $60,000 in total which  amounted to  $26,976,964  in the aggregate.  All such loans were in the ordinary  course of business and were not made with  favorable  terms nor did they  involve  more than the normal  risk of collectibility.

________________________________________________________________________________
                                                                         14.

Other Transactions with Management and Related Parties

     From time to time in the ordinary  course of business,  the Company and its subsidiaries  engage in  transactions  with or acquire  goods or  services  from directors and companies they control.  The Company intends that all transactions between the Company,  its  affiliates,  and its executive  officers,  directors, holders  of 10% or more of the  shares  of any  class of its  Common  Stock  and affiliates  thereof,  will contain  terms no less  favorable to the Company than could have been obtained by it in arm's length  negotiations  with  unaffiliated persons.

                   RATIFICATION OF APPOINTMENT OF AUDITORS

     On the recommendation of the Audit Committee, the Board of Directors of the
Company  determined to engage Crowe,  Chizek and Company LLP as its  independent auditors for the fiscal year ending December 31, 2002 and further  directed that the selection of auditors be submitted for  ratification by the  stockholders at the Annual  Meeting.  Crowe,  Chizek  and  Company  LLP served as the  Company's independent auditors for the year ended December 31, 2001. On March 1, 2001, the
Company  notified  Monroe Shine &  Co., Inc., who at that time served as the
Company's  independent  auditor,  that Monroe Shine & Co., Inc. would not be engaged for the fiscal year ending December 31, 2001. The determination to cease the  client - auditor  relationship  with  Monroe  Shine  &  Co.,  Inc.  was recommended by the Audit Committee and approved by the Board of Directors of the
Company.

     The report of Crowe, Chizek and Company LLP for the year ended December 31,
2001 and the report of Monroe Shine & Co., Inc. for the years ended December
31, 1999 and 2000 contained no adverse opinion or disclaimer of opinion and were not  qualified  or  modified  as to  uncertainty,  audit  scope,  or  accounting principles.  During the years ended  December 31, 2001,  December 31, 2000,  and
December  31,  1999,  and during the period from  December  31, 2001 to March 1,
2002, there were no disagreements  between the Company and either Crowe,  Chizek and Company LLP or Monroe Shine &  Co.,  Inc.,  on any matter of  accounting principles or practices,  financial statement  disclosure,  or auditing scope or procedure.

     Article X of the Company's  by-laws  states that the  independent  auditors will be appointed by the Board of  Directors,  with the  appointment  subject to annual ratification by the stockholders.  The Board of Directors will reconsider that appointment if it is not ratified by the stockholders. The appointment will be deemed  ratified  if votes cast in its favor  exceed  votes cast  against it.
Abstentions  will not be  counted  as  votes  cast  either  for or  against  the proposal.

     The Company has been advised by Crowe,  Chizek and Company LLP that neither that firm or any of its associates has any relationship  with the Company or its subsidiaries other than the usual  relationship that exists between  independent certified  public  accountants and clients.  Crowe,  Chizek and Company LLP will have  one or  more  representatives  at the  Annual  Meeting  who  will  have an opportunity  to make a  statement,  if they so desire,  and will be available to respond to appropriate questions.

     The Board of Directors recommends that you vote FOR the ratification of the appointment  of Crowe,  Chizek and Company LLP as  independent  auditors for the fiscal year ending December 31, 2002.

Audit Fees

     The aggregate fees incurred for  professional  services  rendered by Crowe,
Chizek and Company LLP for the audit of Company's  annual  financial  statements for fiscal  year  ended  December  31,  2001 and the  reviews  of the  financial statements  included  in the  Company's  Form  10-Q for that  fiscal  year  were
$69,140.

Financial Information Systems Design and Implementation Fees

     Crowe, Chizek and Company LLP did not render any professional  services for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

________________________________________________________________________________
                                                                         15.

All Other Fees

     The  aggregate  fees  incurred for services  rendered by Crowe,  Chizek and
Company LLP to the Company, other than the services described above under "Audit
Fees" and "Financial  Information  Systems Design and Implementation  Fees", for
the fiscal year ended December 31, 2001 totaled $36,313. These fees were for tax return  preparation  ($7,500),  various  tax  consultations  including  strategy involving our non-Indiana  subsidiary  ($22,860),  and consultations for general business matters ($5,953).  The Audit Committee believes that Crowe,  Chizek and
Company LLP does maintain its independence  while providing these other services to the Company.

                    STOCKHOLDER PROPOSALS AND NOMINATIONS

     Our next annual meeting of stockholders  is currently  scheduled to be held in May 2003.  Under the rules of the  Securities  and Exchange  Commission,  any proposal a  stockholder  seeks to have  included in the proxy  materials  of the
Company relating to the next annual meeting of stockholders  must be received at our principal executive offices, 101 West Spring St., New Albany, Indiana 47150,
ATTENTION:  Pamela P. Echols,  Secretary, no later than December 10, 2002. It is urged that any such proposals be sent certified mail, return receipt requested.

     Our  Articles  of  Incorporation  contain  prior  notice  requirements  for stockholder proposals and nominations.

Stockholders' Proposals

     Stockholder  proposals  which  are  not  included  in the  Company's  proxy materials may be brought  before an annual meeting of  stockholders  only if the stockholder  complies with the notice requirements  contained in Article IX.C of the Company's Articles of Incorporation.  Under these notice  requirements,  the stockholder  must provide timely written notice of the proposal to the Secretary of the Company.  To be timely, the stockholder's  notice must be delivered to or mailed and received at the principal  executive  offices of the Company not less than 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately  preceding  annual meeting.  Information that must be included in a stockholder's  notice  regarding a director  nomination is discussed below under the heading  "Stockholders'  Nominations." With respect to other  matters,  a  stockholder's  notice  must set forth as to each  matter the stockholder proposes to bring before an annual meeting.

o    a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,
o    the name  and  address,  as they  appear  on the  Company's  books,  of the stockholder proposing such business,
o    the name and address of any other stockholders known by such stockholder to be supporting such proposal (to the extent known),
o    the class and  number of shares of Common  Stock of the  Company  which are beneficially  owned by the  stockholder  and, to the extent  known,  by any other  stockholders  known  by  such  stockholder  to  be  supporting  such proposal, and
o    any financial  interest of the  stockholder  in such  proposal  (other than interests which all stockholders would have).

To be  considered  at the next annual  meeting of  stockholders,  a  stockholder proposal  must be  submitted  in  writing by  February  8,  2003.  Any  proposal submitted after that date will be considered  untimely.  It will not be properly brought  before the meeting  and, if raised at the meeting,  management  proxies would be  allowed to use their  discretionary  voting  authority  to vote on the proposal  even though there is no  discussion  of the proposal in the  Company's proxy statement.

Stockholders' Nominations

     A stockholder must comply with the notice requirements in Article VII.D. of our Articles of Incorporation to nominate a candidate for election as a director who is not a  nominee  of our  Board  of  Directors.  Under  this  Article,  the stockholder  must  provide  timely  written  notice  of  the  nomination  to the
Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company no less than (i) with respect to an annual meeting of  stockholders,  60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the
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                                                                         16.

immediately preceding annual meeting; and (ii) with respect to a special meeting of stockholders at which directors will be elected, the close of business on the tenth day  following  the date on which notice of such meeting is first given to stockholders.

  Each written notice of a stockholder nomination must set forth:

     (1)  as to each  person  whom the  stockholder  proposes  to  nominate  for election or re-election as a director
          o    the name,  age,  business  address and  residence  address of the proposed nominee,
          o    the principal occupation or employment of the proposed nominee,
          o    the  class  and  number of  shares  of  Company  stock  which are beneficially  owned by the  proposed  nominee on the date of such stockholder notice, and
          o    any other  information  relating to the proposed  nominee that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including, but not limited to, information required to be disclosed by Items
               4, 5, 6 and 7 of  Schedule  14A and  information  which  would be required  to be filed on  Schedule  14B with the  Securities  and
               Exchange Commission; and

     (2)  as to the stockholder giving the notice

          o    the name and address,  as they appear on the Company's  books, of such  stockholder  and  any  other  stockholders  known  by  such stockholder to be supporting such nominees, and

          o    the  class  and  number of  shares  of  Company  stock  which are beneficially  owned  by  such  stockholder  on the  date  of such stockholder  notice  and,  to the  extent  known,  by  any  other stockholders  known by such  stockholder  to be  supporting  such nominees on the date of such stockholder notice.

The Board of Directors may refuse to  acknowledge  the  nomination of any person not made in compliance with the procedures in our Articles of Incorporation.

     The deadline for  submitting  notice of a nomination by a stockholder  of a candidate for election as a director at the next annual meeting of  stockholders is February 8, 2003.

                               ANNUAL REPORT

     A copy of the Company's  Annual Report to  Stockholders  for the year ended
December 31, 2001 accompanies this proxy statement.  Such Annual Report is not a part of the proxy solicitation materials.

     Upon  receipt  of a  written  request,  the  Company  will  furnish  to any stockholder,  without charge, a copy of the Community Bank Shares Annual Report, on Form 10-K for  fiscal  year  2001  filed  with the  Securities  and  Exchange
Commission  under the  Securities  Exchange Act of 1934.  Such written  requests should be directed to Pamela P.  Echols,  Corporate  Secretary,  Community  Bank
Shares of Indiana,  Inc., P.O. Box 939, New Albany, Indiana 47150. The Form 10-K
is not a part of the proxy solicitation materials.

                              OTHER MATTERS

     Management  is not aware of any business to come before the Annual  Meeting other than the matters described above in this proxy statement.  However, if any matters  should  properly  come before the Annual  Meeting,  it is intended that proxies  solicited  hereby will be voted with respect to those other  matters in accordance with the judgment of the persons voting the proxies.

     The cost of the  solicitation of proxies will be borne by the Company.  The
Company  will  reimburse  brokerage  firms and other  custodians,  nominees  and fiduciaries  for  reasonable  expenses  incurred  by them in  sending  the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations  by mail,  directors,  officers,  and employees of the Company may solicit proxies personally or by telephone without additional compensation.

________________________________________________________________________________
                                                                          17.

Multiple Stockholders Sharing the Same Address

     In December 2000, the Securities and Exchange  Commission adopted new rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements  for proxy  statements  with  respect  to two or more  stockholders sharing the same address by  delivering a single  proxy  statement  addressed to
those   stockholders.   This   process,   which  is  commonly   referred  to  as
"householding,"  potentially  means extra  convenience for stockholders and cost savings for companies.

     This year, one or more brokers with  accountholders who are stockholders of the Company will be "householding" our proxy materials. A single Proxy Statement will be delivered to multiple  stockholders  sharing an address unless  contrary instructions  have been  received from the affected  stockholder.  Once you have received notice from your broker that they will be "householding" communications to your address,  "householding"  will continue until you are notified otherwise or until  you  revoke  your  consent.  If, at any  time,  you no longer  wish to participate  in  "householding"  and would  prefer to receive a  separate  Proxy
Statement,  please notify your broker,  direct your written request to Community
Bank Shares, Pamela P. Echols,  Corporate Secretary,  P. O. Box 939, New Albany,
Indiana 47150,  or contact Ms. Echols at (812)  981-7373.  If your broker is not currently  householding  (i.e.,  you received  multiple  copies of the Company's
Proxy  Statement),  and you would like to request delivery of a single copy, you should contact your broker.

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                                                                          18.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

     The following graph sets forth the Company's cumulative  stockholder return
(assuming reinvestment of dividends) as compared to the Standard and Poor's 500, the Nasdaq  Financial Index and the SNL  $250,000,000 - $500,000,000  Bank Index
over a five-year period beginning December 31, 1996.

                   Community Bank Shares of Indiana, Inc.

[GRAPH SHOWING HISTORICAL PERIOD INDEX OMITTED]

                                                                             Period Ending
                                              -----------------------------------------------------------------------------
Index                                            12/31/96      12/31/97     12/31/98    12/31/99     12/31/00     12/31/01
---------------------------------------------------------------------------------------------------------------------------
Community Bank Shares of Indiana, Inc.             100.00        167.47       105.13      136.73       111.85       141.04
S&P 500                                            100.00        133.37       171.44      207.52       188.62       166.22
NASDAQ Financial Index*                            100.00        152.93       148.57      147.58       159.40       175.34
SNL $250M-$500M Bank Index                         100.00        172.95       154.89      144.10       138.74       197.12

*Source:~  CRSP,  Center for  Research in Security  Prices,  Graduate  School of
Business,  The  University of Chicago 2002.~ Used with  permission.~  All rights reserved.~ crsp.com.
SNL Securities LC                                                                        (434) 977-1600
© 2002

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